7. INTANGIBLE ASSETS (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Intangible Assets Details
Customer Relationships (5 to 14 years)	$ 5,815,000	$ 890,000
Trade Names (20 years)	770,000	770,000
Technical Know-how (10 years)	660,000	660,000
Non-Compete (5 years)	50,000
Professional Certifications (.25 to 2 years)	15,000	15,000
Total Intangible Assets	7,310,000	2,335,000
Less: Accumulated Amortization	(1,421,000)	(728,000)
Intangible Assets, net	$ 5,889,000	$ 1,607,000